Exhibit 10.2


                              AMEN PROPERTIES, INC.
                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701


                                  May 19, 2006



Priority Power Management I, L.L.C.
303 West Wall Street, Suite 2300
Midland, Texas 79701

Priority Power Management Dallas, LLC
303 West Wall Street, Suite 2300
Midland, Texas 79701

Re: Securities Purchase Agreement by and among the Partners of Priority Power Management, Ltd. and PPM Dallas, Ltd., as Sellers, and Amen Properties, Inc. and NEMA Properties, LLC, as Buyers, dated as of May 18, 2006 (the "Agreement")

Gentlemen:

         Pursuant to Section 3.1 of the Agreement, Amen Properties, Inc. and NEMA Properties, LLC, as Buyers under the Agreement, hereby notify you, as the General Partners, that the Buyers have exercised their right to extend the Closing Date under the Agreement from May 19, 2006 to May 25, 2006, subject to the Buyers' right to further extend the Closing Date pursuant to the terms of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Agreement.

         Please acknowledge your receipt of this notice and the extension of the Closing Date set forth herein by executing this letter where indicated below and promptly returning the same to Amen Properties, Inc.

                      Very truly yours,

                      AMEN PROPERTIES, INC.


                      By:
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                      Name:
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                      Title:
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                      NEMA PROPERTIES, LLC


                      By:
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                      Name:
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                      Title:
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                    [Additional Signatures on Following Page]


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Priority Power Management I, L.L.C.
Priority Power Management Dallas, LLC
May 19, 2006
Page 2









ACKNOWLEDGED, CONFIRMED AND AGREED as of the date set forth above:

PRIORITY POWER MANAGEMENT I, L.L.C.


By:
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Name:
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Title:
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PRIORITY POWER MANAGEMENT DALLAS, LLC


By:
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Name:
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Title:
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